Exhibit 10.10

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this “Assignment”), dated as of December 31, 2013, is made by and among THE FRESHWATER GROUP, INC., an Arizona corporation (“Assignor”), WATERMARK HARVARD SQUARE OWNER, LLC, a Delaware limited liability company (“Harvard Square Owner”), and WATERMARK HARVARD SQUARE AP, LLC (together with Harvard Square Owner, collectively, “Assignee”).

WHEREAS, Assignor entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions (as amended from time to time, the “Purchase Contract”) dated as of August 27, 2013, among Assignor, as purchaser, and Harvard Square, LLC and LDEV, LLC (collectively, “Seller”), pursuant to which Assignor agreed to purchase, and Seller agreed to sell, the Property, as more particularly described in the Purchase Contract; and

WHEREAS, in accordance with the terms of Section 14 of the Purchase Contract, Assignor desires to assign, and Assignee desires to assume, all of Assignor’s right, title and interest in, to and under the Purchase Contract.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.             ASSIGNMENT AND ASSUMPTION.  In accordance with the terms of Section 14 of the Purchase Contract, Assignor hereby sells, assigns, transfers and conveys all of Assignor’s right, title and interest in, to and under the Purchase Contract to Assignee, without recourse, representation or warranty, and Assignee hereby accepts Assignor’s interest in, to and under the Purchase Contract and assumes all of the duties, obligations and responsibilities of Assignor thereunder.

2.             SUCCESSORS AND ASSIGNS.  This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, successors and assigns.

3.             COUNTERPARTS; NO ORAL MODIFICATIONS. This Assignment may be executed in counterparts by .pdfs or facsimile signatures, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. This Assignment may not be modified except pursuant to a written instrument executed by all of the parties hereto.

4.              GOVERNING LAW.  This Assignment shall be governed by and construed in accordance with the laws of the State where the Property (as defined in the Purchase Contract) is located.

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed as of the day and year first above written.

ASSIGNOR:

THE FRESHWATER GROUP, INC., an Arizona corporation

By:	/s/ David Freshwater
	Name:	David Freshwater
	Title:	President

ASSIGNEE:

WATERMARK HARVARD SQUARE OWNER, LLC, a Delaware limited liability company

By:	/s/ David Barnes
	Name:	David Barnes
	Title:	Authorized Signatory

WATERMARK HARVARD SQUARE AP, LLC, a Delaware limited liability company

By:	/s/ David Barnes
	Name:	David Barnes
	Title:	Authorized Signatory

Signature Page to Assignment and Assumption of PSA (Harvard Square)